EXHIBIT 99


Premier Auto Trust 1998-4 Structural and Collateral Materials

                                $1,324,375,000

                          Premier Auto Trust 1998-4


                        CHRYSLER FINANCIAL CORPORATION
                             Seller and Servicer









                           COMPUTATIONAL MATERIALS











        The following 11 pages only may be distributed to potential purchasers

        The Computational Materials form MUST accompany every Computational Materials package.

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Trading Desk at 212-761-2248.

                                                     BEAR, STEARNS & CO. INC.

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at 212-272-4955.

        General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.

[Bear Sterns Logo]

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither Merrill Lynch, Pierce Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at 212-449-3659.

        [EXCLUSIVELY FOR SALOMON SMITH BARNEY INC.]


                           Computational Materials

                  Premier Auto Trust 1998-4 Retail Auto ABS
                  -----------------------------------------

                $1,324,375,000 Retail Auto Asset-Backed Notes

                        Chrysler Financial Corporation
                             Seller and Servicer


                $550,000,000 Class A-2 [ ]% Asset-Backed Notes
                $470,000,000 Class A-3 [ ]% Asset-Backed Notes
                $304,375,000 Class A-4 [ ]% Asset-Backed Notes


                                Computational
                                  Materials

Neither the Issuer of the Notes nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 783-3727.

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither Salomon Smith Barney Inc. ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-783-3727.

                          Premier Auto Trust 1998-4
             Chrysler Financial Corporation, Seller and Servicer

                             Subject to Revision
                      Term Sheet dated September 1, 1998

Issuer...........................   Premier Auto Trust 1998-4 (the "Trust" or
                                    the "Issuer").

Seller...........................   Chrysler Financial Corporation (the
                                    "Seller" or "CFC").

Servicer.........................   CFC (in such capacity, the "Servicer").

Indenture Trustee................   The First National Bank of Chicago, as
                                    trustee under the Indenture (the
                                    "Indenture Trustee").

Owner Trustee....................   Chase Manhattan Bank Delaware, as trustee
                                    under the Trust Agreement (the "Owner
                                    Trustee").

The Notes........................   (i) Class A-1 _____% Asset Backed Notes
                                    (the "Class A-1 Notes") in the aggregate initial principal amount of
                                    $360,000,000.00. The Class A-1 Notes are
                                    not being offered hereby;

                                    (ii) Class A-2 ____% Asset Backed Notes
                                    (the "Class A-2 Notes") in the aggregate initial principal amount of
                                    $550,000,000.00;

                                    (iii) Class A-3 _____% Asset Backed Notes
                                    (the "Class A-3 Notes") in the aggregate initial principal amount of
                                    $470,000,000.00; and

                                    (iv) Class A-4 _____% Asset Backed Notes
                                    (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Notes") in the aggregate initial principal amount of $304,375,000.00.

The Certificates.................   The Trust will also issue Asset Backed
                                    Certificates (the "Certificates" and,
                                    together with the Notes, the
                                    "Securities") with an aggregate initial
                                    Certificate Balance of $65,625,000.00.
                                    The Certificates will represent
                                    fractional undivided interests in the
                                    Trust and will be issued pursuant to the Trust Agreement. The Certificates are not being offered hereby. The Certificates will not bear interest. No principal will be paid on the Certificates until the Notes have been paid in full.

The Receivables..................   On the Closing date, the Trust will
                                    purchase a pool of motor vehicle retail
                                    installment sale contracts (the
                                    "Receivables")
                                    having an aggregate principal balance of approximately $1,824,391,444.13 (the
                                    "Initial Pool Balance") as of August 24,
                                    1998 (the "Cutoff Date"). The "Pool
                                    Balance" will represent the aggregate
                                    principal balance of the Receivables at
                                    the end of a Collection Period, after
                                    giving effect to all payments received
                                    from Obligors, Purchase Amounts to be
                                    remitted by the Servicer or the Seller,
                                    as the case may be, all for such
                                    Collection Period, and all losses
                                    realized on Receivables liquidated during such Collection Period.

Terms of the Notes:

  A.  Distribution Dates.........   Payments of interest and principal on the
                                    Notes will be made on the eighth day of
                                    each month or, if any such day is not a
                                    Business Day, on the next succeeding
                                    Business Day (each, a "Distribution
                                    Date"), commencing October 8, 1998.

  B.  Interest Rates.............   The Notes will have fixed interest rates.

  C.  Interest...................   Interest on the outstanding principal
                                    amount of any Class of Notes, other than the Class A-1 Notes, will accrue at the applicable Interest Rate from the Closing
                                    Date (in the case of the first
                                    Distribution Date) or from the eighth day of the month preceding the month of a Distribution Date to and including the seventh day of the month of such Distribution Date (each, an "Interest
                                    Accrual Period"). Interest on the
                                    outstanding principal amount of the Class
                                    A-1 Notes will accrue at the applicable
                                    Interest Rate from the Closing Date (in
                                    the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date
                                    (each, a "Class A-1 Interest Accrual
                                    Period"). Interest on each class of
                                    Notes, other than the Class A-1 Notes,
                                    will be calculated on the basis of a
                                    360-day year consisting of twelve 30-day months. Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the Class A-1
                                    Interest Accrual Period divided by 360.

  D.  Principal..................   Except during the Release Period
                                    described below under
                                    "Overcollateralization and Release of
                                    Initial Over-collateralization Amount",
                                    principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal
                                    Distributable Amount for the calendar
                                    month (the "Collection Period") preceding such Distribution Date to the extent of funds available therefor. The
                                    "Noteholders' Principal Distributable
                                    Amount" will equal (i) the Regular
                                    Principal Distribution Amount plus (ii)
                                    the Accelerated Principal Distribution
                                    Amount. The "Regular Principal
                                    Distribution Amount" with respect to any Distribution Date will generally equal the amount of principal paid plus the unpaid principal balance of liquidated defaulted Receivables (i.e., the reduction in the aggregate principal balance of the Receivables during the Collection Period). The "Accelerated
                                    Principal Distribution Amount" with
                                    respect to a Distribution Date will equal the portion, if any, of the Total
                                    Distribution Amount for the related
                                    Collection Period that remains after
                                    payment of (a) the Servicing Fee
                                    (together with any portion of the
                                    Servicing Fee that remains unpaid from
                                    prior Distribution Dates), (b) the
                                    interest due on the Notes, (c) the
                                    Regular Principal Distribution Amount,
                                    and (d) the amount, if any, required to
                                    be deposited in the Reserve Account on
                                    such Distribution Date.

                                    During the Release Period, the principal of the Notes payable on each Distribution Date will equal the Release Period Noteholders' Principal Distributable
                                    Amount described below under
                                    "Overcollateralization and Release of
                                    Initial Overcollateralization Amount".

                                    No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; or (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                    The outstanding principal amount of the
                                    Class A-1 Notes, to the extent not
                                    previously paid, will be payable on the
                                    June 1999 Distribution Date (the "Class
                                    A-1 Final Scheduled Distribution Date");
                                    the outstanding principal amount of the
                                    Class A-2 Notes, to the extent not
                                    previously paid, will be payable on the
                                    April 2001 Distribution Date (the "Class
                                    A-2 Final Scheduled Distribution Date");
                                    the outstanding principal amount of the
                                    Class A-3 Notes, to the extent not
                                    previously paid, will be payable on the
                                    June 2002 Distribution Date (the "Class
                                    A-3 Final Scheduled Distribution Date");
                                    and the outstanding principal amount of
                                    the Class A-4 Notes, to the extent not
                                    previously paid, will be payable on the
                                    April 2003 Distribution Date (the "Class
                                    A-4 Final Scheduled Distribution Date").

  E.  Optional Redemption........   The outstanding Class A-4 Notes will be
                                    subject to redemption in whole, but not
                                    in part, on any Distribution Date by the Servicer when the Pool Balance shall have declined to 10% or less of the Initial
                                    Pool Balance (as defined below).

Overcollateralization and Release of
Initial Overcollateralization
  Amount.........................   The Initial Pool Balance,
                                    $1,824,391,444.13, will exceed the
                                    $1,750,000,000.00 initial aggregate
                                    principal amount of the

                                    Securities (the "Initial Securities
                                    Principal Balance"), by an amount equal
                                    to $74,391,444.13 (the "Initial
                                    Overcollateralization Amount"), which
                                    amount is approximately 4.25% of the
                                    Initial Securities Principal Balance.
                                    Unless offset by losses on the
                                    Receivables or the release of cash during the Release Period as described below, the distribution of the Accelerated Principal Distribution Amount, if any, on a Distribution Date is expected to cause the aggregate principal amount of the Notes to decrease faster than the Pool Balance decreases, thereby increasing the Overcollateralization Amount. The
                                    "Overcollateralization Amount" in respect of a Distribution Date is equal to (a) the Pool Balance as of the end of the related Collection Period (the "Related Pool Balance") minus (b) the aggregate outstanding amount of Securities after giving effect to payments made on the Securities on such Distribution Date (the "Securities Amount").

                                    Subject to the conditions set forth
                                    below, on each Distribution Date during
                                    the Release Period (as defined below),
                                    the amount of principal distributable on the Notes will be the Release Period Noteholders' Principal Distributable
                                    Amount rather than the Noteholders'
                                    Principal Distributable Amount. The
                                    "Release Period Noteholders' Principal
                                    Distributable Amount" shall equal, on any Distribution Date during the Release Period, the excess of (a) the Securities Amount on such Distribution Date (prior to giving effect to any distributions on such Distribution Date) over (b) the product of (1) 95.00% and (2) the Related Pool Balance. The effect of such requirement is to maintain the Overcollateralization Percentage at 5.00% during the Release Period. On each Distribution Date during the Release Period, any portion of the Total Distribution Amount which remains after payment of (a) the Servicing Fee, (b) the Noteholders' Interest Distributable
                                    Amount, (c) the Release Period
                                    Noteholders' Principal Distributable
                                    Amount and (d) any amount required to
                                    increase the amount in the Reserve
                                    Account to the Specified Reserve Amount
                                    will be released to Premier Receivables
                                    L.L.C. (the "Company") (such released
                                    amount being the "Cash Release Amount" or "Cash Release"). The cumulative amount of all Cash Releases during the Release Period shall not exceed the Initial Overcollateralization Amount.

                                    The release of cash to the Company, as
                                    described above is subject to the
                                    satisfaction of all of the following
                                    conditions:

                                    (1) no Cash Release will be permitted
                                    until the date (the "First Release
                                    Distribution Date") that is the later of:

                                      (i) the Distribution Date following the
                                      Distribution Date on which the
                                      Overcollateralization Amount is at
                                      least equal to the

                                              [Initial Overcollateralization
                                              Amount]

                                                         plus

                                    [2% x (Related Pool Balance for such
                                    preceding Distribution Date

                                                         minus

                                              Initial Overcollateralization
                                              Amount)]; and

                                      (ii) the Distribution Date following
                                      the Distribution Date on which the
                                      Class A-1 Notes have been repaid in
                                      full;

                                    (2) the amount in the Reserve Account
                                    shall be equal to the Specified Reserve
                                    Amount; and

                                    (3) the cumulative amount of the Cash
                                    Releases will not exceed the Initial
                                    Overcollateralization Amount.

                                    On the Distribution Date (the "Last
                                    Release Distribution Date") on which the cumulative amount of the Cash Releases equals the Initial Overcollateralization Amount, the amount of principal distributable to the Noteholders will be the Noteholders' Principal Distributable Amount less the Cash Release Amount released on such Distribution Date. On each Distribution Date thereafter, the full Noteholders' Monthly Principal Distributable Amount will be distributable as principal to the Noteholders. The "Release Period" is the period from the First Release
                                    Distribution Date to the Last Release
                                    Distribution Date. Any Cash Release
                                    released to the Company will not be
                                    available to make payments on the Notes.

Reserve Account..................   The "Reserve Account" will be part of the
                                    Collection Account. On the Closing Date
                                    cash or Eligible Investments having a
                                    value at least equal to $4,375,000.00
                                    (the "Specified Reserve Amount"), which
                                    is 0.25% of the Initial Securities
                                    Principal Balance, will be allocated to
                                    the Reserve Account.

                                    Funds will be applied from the Reserve
                                    Account to cover any shortfalls in the
                                    amounts due to the Noteholders. On each
                                    Distribution Date, the Reserve Account
                                    will be reinstated up to the Specified
                                    Reserve Amount to the extent of the
                                    portion, if any, of the Total
                                    Distribution Amount remaining after
                                    payment of the Servicing Fee and the
                                    amounts due to the Noteholders.

Priority of Payments.............   Collections in respect of the Receivables
                                    for each Collection Period will generally be applied in the following order of priority: (i) the Servicing Fee, together with any previously unpaid Servicing
                                    Fees, to the Servicer, (ii) interest on
                                    the Notes, to the holders of the Notes,
                                    (iii) the Regular Principal

                                    Distribution Amount (or, during the
                                    Release Period, the Release Period
                                    Noteholders' Principal Distributable
                                    Amount), in the priority set forth
                                    herein, to the applicable Noteholders,
                                    (iv) amounts, if any, to the Reserve
                                    Account until it contains the Specified
                                    Reserve Amount, (v) except during the
                                    Release Period, the Accelerated Principal
                                    Distribution Amount, to the applicable
                                    Noteholders, (vi) during the Release
                                    Period, the Cash Release Amount, to the
                                    Company, (vii) after the Notes have been paid in full, to the Certificateholders until the Certificate Balance has been reduced to zero and (viii) the remaining balance, if any, to the Company.


Rating of the Notes..............   The Notes will be rated in the highest
                                    investment rating category by at least
                                    two nationally recognized rating
                                    agencies.

The Receivables Pool

        As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300.00 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10.00% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

        Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.


                          Premier Auto Trust 1998-4
                     Composition of the Receivables Pool


                                                     Weighted
    Weighted          Aggregate                       Average        Weighted       Average
 Average APR of       Principal       Number of      Remaining       Average       Principal
  Receivables          Balance       Receivables       Term       Original Term     Balance
---------------      --------------- -------------  ----------    -------------- --------------
     9.01%         $1,824,391,444.13   113,836      56.03 months  57.92 months    $16,026.49

        Approximately 75.78% of the aggregate principal balance of the Receivables, constituting 66.89% of the number of the Receivables, represent new vehicles, and approximately 24.22% of the aggregate principal balance of the Receivables, constituting 33.11% of the number of the Receivables, represent used vehicles. Approximately 84.68% of the aggregate principal balance of the Receivables represent vehicles manufactured or distributed by Chrysler and approximately 15.32% of the Initial Pool Balance represents financing of vehicles manufactured or distributed by vehicle manufacturers other than Chrysler. All of the Receivables are Simple Interest Receivables.



                          Premier Auto Trust 1998-4
                 Distribution by APR of the Receivables Pool



                                                                               Percent of
                                                                                Aggregate
                                         Number of     Aggregate Principal      Principal
APR Range                               Receivables          Balance            Balance(1)
---------                               -----------    -------------------     -----------
0.00% to 5.00%......................       13,144       $  226,235,405.53          12.4%
5.01% to 6.00%......................       12,710          271,213,248.07          14.9
6.01% to 7.00%......................        1,359           20,037,111.37           1.1
7.01% to 8.00%......................       13,056          211,593,167.55          11.6
8.01% to 9.00%......................       15,708          259,331,760.12          14.2
9.01% to 10.00%.....................       15,225          237,610,107.62          13.0
10.01% to 11.00%....................       10,279          161,403,070.38           8.8
11.01% to 12.00%....................        8,443          126,476,184.05           6.9
12.01% to 13.00%....................        6,661           94,371,413.72           5.2
13.01% to 14.00%....................        4,831           64,246,936.68           3.5
14.01% to 15.00%....................        3,765           47,120,165.91           2.6
15.01% to 16.00%....................        2,161           27,031,202.93           1.5
16.01% to 17.00%....................        1,897           22,550,061.17           1.2
17.01% to 18.00%....................        2,284           30,366,652.15           1.7
18.01% to 19.00%....................          453            4,846,345.69           0.3
19.01% to 20.00%....................        1,763           18,992,511.86           1.0
Greater than 20.00%.................           97              966,099.33           0.1
                                          -------       -----------------         -----
     Totals.........................      113,836       $1,824,391,444.13         100.0%
                                          =======       =================         =====

---------
(1)     Percentages may not add to 100.0% because of rounding.



                          Premier Auto Trust 1998-4
            Geographic Distribution of the Receivables Pool(1)(2)


                                   Percent of                                      Percent of
                                    Aggregate                                       Aggregate
                                    Principal                                       Principal
State                                Balance      State                              Balance
-----                              ----------     -----                            ----------
Alabama......................           1.3%      Montana...................           0.1%
Alaska.......................           0.3       Nebraska..................           0.9
Arizona......................           1.2       Nevada....................           0.6
Arkansas.....................           1.0       New Hampshire.............           1.5
California...................           6.4       New Jersey................           2.6
Colorado.....................           1.3       New Mexico................           0.6
Connecticut..................           1.1       New York..................           4.4
Delaware.....................           0.3       North Carolina............           3.6
District of Columbia.........           0.0       North Dakota..............           0.4
Florida......................           5.6       Ohio......................           1.9
Georgia......................           3.7       Oklahoma..................           1.3
Hawaii.......................           0.1       Oregon....................           1.1
Idaho........................           0.1       Pennsylvania..............           6.1
Illinois.....................           5.7       Rhode Island..............           0.3
Indiana......................           2.4       South Carolina............           1.5
Iowa.........................           1.1       South Dakota..............           0.3
Kansas.......................           1.8       Tennessee.................           1.6
Kentucky.....................           1.2       Texas.....................           7.5
Louisiana....................           1.3       Utah......................           0.3
Maine........................           0.5       Vermont...................           0.4
Maryland.....................           5.6       Virginia..................           3.8
Massachusetts................           2.5       Washington................           1.3
Michigan.....................           4.3       West Virginia.............           0.7
Minnesota....................           2.7       Wisconsin.................           1.7
Mississippi..................           0.5       Wyoming...................           0.1
Missouri.....................           3.3                                          -----
                                                     Total..................         100.0%
                                                                                     =====

---------

(1)  Based on physical addresses of the dealers originating the receivables.
(2)  Percentages may not add to 100.0% because of rounding.


Delinquencies, Repossessions and Net Losses

        Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.

                          Delinquency Experience(1)
                            (Dollars in Millions)




                                      At June 30,                                      At December 31,
                   ------------------------------------------------   ---------------------------------------------------
                             1998                      1997                     1997                        1996
                   ------------------------   ---------------------   ------------------------    -----------------------
                   Number                     Number                    Number                     Number
                   of                         of                         of                        of
                   Contracts      Amount      Contracts     Amount     Contracts      Amount       Contracts     Amount
                   ----------     -------     ---------     -------    -----------     -------     ----------     -------
Portfolio........   1,756,620     $23,952     1,689,018     $21,466      1,697,755     $21,879     1,679,880      $21,197

Period of
Delinquency
  31-60 Days.....      40,181     $   468        52,013      $  657         58,421      $  708        65,297      $   843
  61 Days or More       3,874          51         9,352         136          7,360         102         8,175          118
                    ---------     -------     ---------     -------      ---------     -------     ---------      -------
Total
Delinquencies....      44,055     $   519        61,365      $  793         65,781      $  810        73,472      $   961
                    =========     =======     =========     =======      =========     =======     =========      =======
Total
Delinquencies as
  a Percent of
  the Portfolio..        2.51%       2.17%         3.63%        3.69%         3.87%       3.70%          4.37%       4.53%





                                                         At  December 31,
                     ----------------------------------------------------------------------------------------
                                 1995                             1994                        1993
                     ---------------------------    ----------------------------     ------------------------
                                                                                     Number
                     Number of                       Number of                       of
                     Contracts         Amount        Contracts         Amount        Contracts    Amount
                     -----------    ------------    ------------    ------------     ---------    -----------

Portfolio.........    1,653,533         $20,913       1,444,736        $ 16,977      1,352,218       $14,116
Period of
Delinquency
  31-60 Days......       55,507        $    720          25,888        $    293         16,350       $   153
  61 Days or More.        6,792             100           2,085              27          1,383            15
                      ---------         -------       ---------        --------      ---------       -------
Total
Delinquencies.....       62,299        $    820          27,973        $    320         17,733       $   168
                      =========        ========       =========        ========      =========       =======
Total
Delinquencies as
  a Percent of
  the Portfolio...         3.77%           3.92%           1.94%           1.88%          1.31%         1.19%

---------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including estimated unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.


                     Credit Loss/Repossession Experience(1)
                              (Dollars in Millions)

                                  Six-Months
                                 Ended June 30                              Year Ended December 31
                           ------------------------     ---------------------------------------------------------------
                                1998        1997           1997         1996          1995          1994          1993
                                ----        ----           ----         ----          ----          ----          ----
Average Amount
Outstanding
  During the Period ....   $   22,643    $   21,245    $   21,485    $   21,062    $   19,486    $   15,517    $   12,882

Average Number of
  Contracts Outstanding
  During the Period ....    1,716,987     1,680,186     1,688,525     1,671,405     1,572,963     1,396,497     1,341,084

Percent of Contracts
  Acquired During the
  Period with Recourse
  to the Dealer ........         8.58%         9.72%        10.91%         9.05%         14.8%         17.0%         16.2%

Repossessions as a
  Percent of Average
  Number of Contracts
  Outstanding(2) .......         2.88%         3.06%         3.40%         3.82%         3.05%         2.36%         2.15%

Net Losses as a Percent
  of Liquidations
  (3)(4) ...............         3.02%         2.70%         3.36%         3.17%         2.25%         1.38%         1.34%

Net Losses as a Percent
  of Average Amount
  Outstanding(2)(3) ....         1.49%         1.47%         1.80%         1.68%         1.16%         0.73%         0.75%

---------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the six months ended June 30, 1998 and 1997 and are not necessarily indicative of the experience for the year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

        During the first six months of 1998, CFC experienced higher credit losses on automotive retail receivables. CFC management attributes the higher credit losses primarily to the effect of the credit mix of retail receivables originated in prior years.

        The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 1.55% of the Receivables represent contracts with recourse to Dealers.